Exhibit 3.5.44

Arkansas Secretary of State Mark Martin State Capitol Building ¿ Little Rock, Arkansas 72201-1094 ¿ 501.682.3409

I, Mark Martin, Arkansas Secretary of State of the State of Arkansas, and as such, keeper of the records of domestic and foreign corporations, do hereby certify that the following and hereto attached instrument of writing is a true and perfect copy of

All Corporate records on file for

THE MESH COMPANY, LLC.

In Testimony Whereof, I have hereunto set my hand and affixed my official Seal. Done at my office in the City of Little Rock, this 10th day of October, 2014.

Mark Martin
Arkansas Secretary of State

By:
Julia Butler

FILED - Arkansas Secretary of State #100136874 10/25/1996 00:00

Instructions: File in DUPLICATE with the Secretary of State, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned after filing has been completed.

PLEASE TYPE OR CLEARLY PRINT IN INK	136874

State of Arkansas - Office of Secretary of State

ARTICLES OF ORGANIZATION

The undersigned authorized manager or member or person forming this Limited Liability Company under the Small Business Entity Tax Pass Through Act, Act 1003 of 1993, adopt the following Articles of Organization of such Limited Liability Company:

First:	The Name of the Limited Liability Company is:

THE MESH COMPANY, LLC
Must contain the words “Limited Liability Company,” “Limited Company,” or the abbreviation “LLC.,” “L.C.,” “LLC,” or “LC.” The word “Limited” may be abbreviated as “Ltd.”, and the word “Company” may be abbreviated as “Co.” Companies which perform PROFESSIONAL SERVICE MUST additionally contain the words “Professional Limited Liability Company,” “Professional Limited Company,” or the abbreviations “P.L.L.C.,” “P.LC.,” “PLLC,” or “PLC.” The word “Limited” may be abbreviated as “Ltd.” and the word “Company” may be abbreviated as “Co.”

Second:	Address of registered office of the Limited Liability Company which may be, but need not be, the place of business shall be:

c/o CLOYES GEAR AND PRODUCTS, INC.
1611 WEST WALNUT STREET
PARIS, ARKANSAS 72855

Third:	The name of the registered agent and the business residence or mailing address of said agent shall be:

THE CORPORATION COMPANY
417 Spring Street
Little Rock, Arkansas 72201

(a) Acknowledgment and acceptance of appointment MUST be signed. I hereby acknowledge and accept the appointment of registered agent for and on behalf of the above named Limited liability Company.

THE CORPORATION COMPANY

Please sign here

Fourth:	The latest date (month, day, year) upon which this Limited Liability Company is to dissolve:

DECEMBER 31, 2046

Fifth:	IF THE MANAGEMENT OF THIS COMPANY IS VESTED IN A MANAGER OR MANAGERS, A STATEMENT TO THAT EFFECT MUST BE INCLUDED IN THE SPACE PROVIDED OR BY ATTACHMENT:

MANAGEMENT OF THE MESH COMPANY, LLC IS VESTED IN MANAGERS ACTING BY AND THROUGH A MANAGEMENT COMMITTEE.

PLEASE TYPE OR PRINT CLEARLY IN INK THE NAME OF THE PERSON (S) AUTHORIZED TO EXECUTE THIS DOCUMENT.

M. TREVOR MYERS

Signature of authorized manager, member, or person forming this Company:

Filing Fee $50.00	LL-01

(ARK. - LLC 3281 - 6/8/93)

FILED - Arkansas Secretary of State #100136874 08/03/1998 00:00

NOTICE OF CHANGE OF REGISTERED OFFICE BY THE REGISTERED AGENT For Limited Liability Companies

To:	Sharon Priest

Secretary of State

Corporations Division

State Capitol

Little Rock, Arkansas 72201-1094

Pursuant to Act 1003 of 1993, the undersigned registered agent submits the following statement for the purpose of changing its registered office for the below named Limited Liability Company in the state of Arkansas.

☐	Foreign Limited Liability Company
☒	Domestic Limited Liability Company

2.	Address of its present registered office:

417 Spring Street, Little Rock, Arkansas 72201
Street Address, City, State, Zip

3.	Address to which registered office is to be changed:

425 West Capitol Avenue, Suite 1700, Little Rock, Arkansas 72201
Street Address, City, State, Zip

4.	Name of present registered agent:	The Corporation Company

5.	The above named Limited Liability Company has been notified of the change of address of its registered office.

Dated	July 29, 1998

Kenneth J. Uva
Name of Authorized Officer

Vice-President, The Corporation Company
Title of Authorized Officer

FILED - Arkansas Secretary of State #100136874 01/09/2008 15:37

Arkansas Secretary of State Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a.	Current Name of Commercial Registered Agent:	The Corporation Company

b.	New name of Commercial Registered Agent:	The Corporation Company

2.	a.	Current address on file:	425 West Capitol Avenue
Street Address

Suite 1700	Little Rock, AR 72201
Street Address Line 2	City, State, Zip

b.	New address:	124 West Capitol Avenue
Street Address

Suite 1400	Little Rock, AR 72201-3736
Street Address Line 2	City, State Zip

3.	a.	Jurisdiction / type of organization:	Business Corporation

	b.	New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

FILED - Arkansas Secretary of State #100136874 06/23/2008 14:17

Arkansas Secretary of State Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a.	Current Name of Commercial Registered Agent:	THE CORPORATION COMPANY

b.	New name of Commercial Registered Agent:	THE CORPORATION COMPANY

2.	a.	Current address on file:	124 West Capitol Avenue

Street Address

Suite 1400	Little Rock, AR 72201- 3736

Street Address Line 2	City, State, Zip

b.	New address:	124 West Capitol Avenue

Street Address

Suite 1900	Little Rock, AR 72201

Street Address Line 2	City, State Zip

3.	a.	Jurisdiction / type of organization:	BUSINESS CORPORATION

b.	New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or Imprisonment up to 30 days.

Executed this 28th day of April, 2008.

MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

FILED - Arkansas Secretary of State - Mark Martin - Doc#: 2804857002 - Filing#: 100136874 - Filed On: 10/2/2012 1:07:00 PM - Page(s): 1

Arkansas Secretary of State Mark Martin	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF ORGANIZATION

for Limited Liability Company

The undersigned, pursuant to Act 1003 of 1993, sets forth the following:

1.	The name of the Limited Liability Company is: The Mesh Company, LLC

and it is duly organized, created and existing under and by virtue of the laws of the State of Arkansas.

2.	The Articles of Organization were filed on: October 25, 1996.

3.	The amendment to the Articles of Organization was adopted on: March 11, 2010,

and is:

Article Fifth of the company’s October 25, 1996 Articles of Organization is hereby deleted in its entirety.

Management of the company is vested exclusively in the sole Member.

4.	If this is a restatement of Articles of Organization, please write in the words “Restatement of Articles of ”

(fill in with the present name of your company).

M. Trevor Myers, President and CEO of Cloyes Gear and Products, Inc., the sole Member
Name

Signature

Title

Filing Fee: $25.00	LL-02 Rev. 2/03

AR036-02/01/2011 CT System Online